Exhibit 10.3
Liberty Acquisition Holdings Corp.
1114 Avenue of the Americas
41st Floor
New York, New York 10036
August 4, 2010
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Barclays Capital Inc.
745 Seventh Ave
New York, NY 10019
Re: Amended and Restated Deferred Discount Reduction
Ladies and Gentlemen:
     Reference is made to the following agreements:
(i)	the Underwriting Agreement, dated as of December 6, 2007 (the “Underwriting Agreement”), between Liberty Acquisition Holdings Corp. (the “Company”) and Citigroup Global Markets Inc. (“Citi”), as Representative on behalf of the several underwriters named in Schedule I thereto (the “Underwriters”);

(ii)	the Amended and Restated Business Combination Agreement, dated as of August 4, 2010 (as may be further amended from time to time, the “Business Combination Agreement”), between the Company, Liberty Acquisition Holdings Virginia, Inc. and Promotora de Informaciones, S.A.;

(iii)	the Amended and Restated Securities Surrender Agreement (the “Surrender Agreement”), dated as of August 4, 2010, among the Company, Berggruen Holdings and Marlin Equities; and

(iv)	the Letter Agreement between the Company and the Underwriters dated May 7, 2010 reducing the Deferred Discount payable under the Underwriting Agreement (the “Original Deferred Discount Reduction Letter Agreement”).
     Capitalized terms used but not defined herein shall have the meaning set forth in the Underwriting Agreement.
     As you are aware, pursuant to the Surrender Agreement, the Company has agreed to acquire from the Sponsors not less than 2,796,000 shares of the Company’s Common Stock and 24,771,900 Liberty Warrants (as defined in the Business Combination Agreement) (such acquisition being referred to herein as the “Minimum Acquisition”) for an aggregate purchase price of $775, effective immediately prior to the closing of the transactions contemplated by the Business Combination Agreement.

     In light of the foregoing, and notwithstanding anything set forth in the Underwriting Agreement or the Original Deferred Discount Letter Agreement, and subject to the consummation of the Minimum Acquisition at the purchase price set forth herein, each of the Underwriters agrees that in the event that the Deferred Discount becomes payable from the Trust Account upon the Company’s consummation of the transactions contemplated by the Business Combination Agreement, such aggregate Deferred Discount shall be reduced by $6,856,875 (from $27,427,500) to $20,570,625.
     Each of the undersigned represents and warrants that the undersigned are the only parties entitled to a portion of the Deferred Discount and thereby are the parties authorized to agree to the aforementioned reduction to the Deferred Discount. Each of the undersigned acknowledges that the undersigned are making the foregoing amendment in consideration of efforts that are being expended by the Company in pursuing a Business Combination and further acknowledges that the Company is pursuing the structuring of such Business Combination in reliance on this letter agreement. This letter agreement shall be null and void if the Minimum Acquisition is not consummated in accordance with the terms and provisions of the Surrender Agreement. This letter agreement sets forth the entire agreement with respect to the Deferred Discount and may only be amended by a writing signed by the Company and the Underwriters.
     Each of the parties hereto acknowledges and agrees that this Amended and Restated Deferred Discount Reduction Letter Agreement shall supersede the Original Deferred Discount Reduction Letter Agreement in its entirety and the Original Deferred Discount Reduction Letter Agreement shall be of no further force and effect.
[Signature Page to Follow]

LIBERTY ACQUISITION HOLDINGS CORP.
By:	/S/ Jared Bluestein
	Name:	Jared Bluestein
	Title:	Secretary

Agreed to and Acknowledged: CITIGROUP GLOBAL MARKETS INC.
By:	/S/ Gerrit B. Parker, Jr.
	Name:	Gerrit B. Parker, Jr.
	Title:	Managing Director

BARCLAYS CAPITAL INC. (as successor to Lehman Brothers)
By:	/S/ John M. Welsh
	Name:	John M. Welsh
	Title:	Managing Director

[Signature Page to Deferred Discount Amendment Letter]